Exhibit 99.1

GENERAL INFORMATION PAGE

FILL IN THE INFORMATION HERE TO POPULATE THE GENERAL FIELDS OF THE WORKSHEET

CASE NAME	Restoragen, Inc

CASE NUMBER	02-83998

PETITION DATE	12/17/02

End of Month 1	12/31/02

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CASE NAME: Restoragen, Inc	MONTHLY OPERATING REPORTS	FORM OPR-1A
CASE NUMBER: 02-83998	COMPARATIVE BALANCE SHEETS

ASSETS	PETITION DATE 12/17/02	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	MONTH ENDING 05/31/03
CURRENT ASSETS
Cash	758,790	871,544	3,776,610	3,362,770	0	0	0
Accounts Receivable, Net (Sched. A)	486,561	241,561	107,482	107,482	0	0	0
Inventory, At Lower Of Cost Or Market	0	0	0	0	0	0	0
Prepaid Expenses	349,262	286,789	306,110	278,475	0	0	0
Other	24,500	24,500	19,195	0	0	0	0

Total Current Assets	1,619,113	1,424,394	4,209,397	3,748,727	0	0	0

PROPERTY, PLANT & EQUIPMENT (Sched. B)	27,930	27,930	27,930	27,930	0	0	0
Less Accumulated Depreciation	9,408	12,054	12,054	12,054	0	0	0

Net Property	18,522	15,876	15,876	15,876	0	0	0

OTHER ASSETS (Describe)
loan origination fees	253,969	250,000	229,167	208,334	0	0	0

Total Other Assets	253,969	250,000	229,167	208,334	0	0	0

TOTAL ASSETS	1,891,604	1,690,270	4,454,440	3,972,937	0	0	0

I  CERTIFY  UNDER  PENALTY  OF  PERJURY  THAT  THE  FOLLOWING  OPERATING  REPORTS,  CONSISTING  OF            PAGES  ARE  TRUE  AND  CORRECT.

Date submitted	3/21/03	Signed	/s/ David Walker	David Walker
(Printed name of signatory)

CASE NAME: Restoragen, Inc	MONTHLY OPERATING REPORTS
CASE NUMBER: 02-83998	COMPARATIVEBALANCE SHEETS

LIABILITIES & STOCKHOLDERS’ EQUITY	PETITION DATE 12/17/02	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	MONTH ENDING 05/31/03
LIABILITIES
Post Petition Liabilities (Sched. C)	0	310,866	581,856	554,504	0	0	0

Pre Petition Liabilities
Notes Payable- Secured	19,425,175	19,425,175	19,425,175	19,425,175	0	0	0
Priority Debt	0	0	0	0	0	0	0
Unsecured Debt	968,578	968,578	968,577	949,681	0	0	0
Other	4,194,471	4,107,718	4,000,017	4,013,678	0	0	0

Total Pre Petition Liabilities	24,588,224	24,501,471	24,393,769	24,388,534	0	0	0

Total Liabilities	24,588,224	24,812,337	24,975,626	24,943,038	0	0	0

STOCKHOLDERS’ EQUITY
Preferred Stock (PIC)	3,544	3,544	3,544	3,544
Common Stock (PIC)	73,794	73,794	73,794	73,794	0
Paid-In Capital (APIC)	81,345,226	81,346,301	81,338,958	81,331,614	0
Retained Earnings
Through Filing Date	-104,119,184	-104,119,184	-104,119,184	-104,119,184	0
Post Filing Date	0	-426,522	2,181,702	1,740,131	0

Total Stockholders’ Equity	-22,696,620	-23,122,067	-20,521,186	-20,970,101	0	0	0

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	1,891,604	1,690,270	4,454,440	3,972,937	0	0	0

CASE NAME: Restoragen, Inc		FORM OPR-2
CASE NUMBER: 02-83998	STATEMENT OF INCOME (LOSS) - POST PETITION

	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	MONTH ENDING 05/31/03	YEAR TO DATE 05/31/03
NET REVENUE (INCOME)	0	0	0	0	0	0	0

COST OF GOODS SOLD
Materials	0	0	0	0	0	0	0
Labor - Direct	0
Manufacturing Overhead	0

Total Cost of Goods Sold	0	0	0	0	0	0	0

GROSS PROFIT	0	0	0	0	0	0	0

OPERATING EXPENSES
Selling & Marketing	0	0	0	0	0	0	0
Executive & Mgmt. Salaries	42,273	283,840	173,333				499,446
Office & Other Salaries
Rent		1,850	-150				1,700
Other (Attach Schedule)	248,105	171,634	71,384				491,123

Total Operating Expenses	290,378	457,324	244,567	0	0	0	992,269

OTHER EXPENSES
Quarterly Fees	0	250	0	0	0	0	250
Depreciation	2,646	0	0				2,646
Interest	45,605	108,750	108,750				263,105
Attorney’s Fees	88,611	126,364	90,728				305,703
Other Professional Fees

Total Other Expenses	136,862	235,364	199,478	0	0	0	571,704

Total Expenses	427,240	692,688	444,045	0	0	0	1,563,973

OTHER INCOME
Gain on sale of Intellectual Property		3,300,000	0				3,300,000
Interest Income	718	912	2,474				4,104

Total Other Income	718	3,300,912	2,474	0	0	0	3,304,104

NET INCOME (LOSS)	-426,522	2,608,224	-441,571	0	0	0	1,740,131

CASE NAME: Restoragen, Inc	STATEMENT OF SOURCE AND USE OF CASH	FORM OPR-3
CASE NUMBER: 02-83998

	PETITION DATE 12/17/02	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	YEAR TO DATE 04/30/03
CASH DIFFERENCE
Current Ending Cash Balance	758,790	871,544	3,776,610	3,362,770	0	0	3,776,610
Less Ending Prior Month Balance		758,790	871,544	3,776,610	0	0	758,790

NET CASH INCREASE(DECREASE)		112,754	2,905,066	-413,840	0	0	2,603,980

SOURCES OF CASH
Income (Loss) From Operations		-426,522	2,608,224	-441,571	0	0	1,740,131
Add: Non-cash items (Depr. & Amort.)		3,721	-7,344	-7,344	0	0	-10,967

Cash Generated From Operations		-422,801	2,600,881	-448,915	0	0	1,729,165

Add: Decrease in Assets
Accounts Receivable		245,000	134,079	0	0	0	379,079
Inventory		0	0	0	0	0	0
Prepaid Expenses		62,473	0	27,635	0	0	90,108
Property, Plant & Equipment		0	0	0	0	0	0
Other Current Assets		0	5,305	19,195	0	0	24,500
Other Assets		3,969	20,833	20,833	0	0	45,635

Increase in Liabilities:
Post Petition Liabilities		310,866	270,990	0	0	0	581,856
Pre Petition Liabilities		0	0	0	0	0	0

TOTAL SOURCES OF CASH		199,507	3,032,088	-381,252	0	0	2,850,343

USE OF CASH
Subtract: Increase in Assets
Accounts Receivable		0	0	0	0	0	0
Inventory		0	0	0	0	0	0
Prepaid Expenses		0	19,321	0	0	0	19,321
Property, Plant & Equipment		0	0	0	0	0	0
Other Current Assets		0	0	0	0	0	0
Other Assets		0	0	0	0	0	0

Decrease in Liabilities:
Post Petition Liabilities		0	0	27,352	0	0	27,352
Pre Petition Liabilities		86,753	107,702	5,235	0	0	199,690

TOTAL USE OF CASH		86,753	127,022	32,588	0	0	246,363

NET CASH INCREASE (DECREASE)		112,754	2,905,066	-413,840	0	0	2,603,980

CASE NAME: Restoragen, Inc		SCHEDULE A
CASE NUMBER: 02-83998	SCHEDULE OF ACCOUNTS RECEIVABLE AGING

		TOTAL
		ACCOUNTS	0-30	31-60	61-90	91-120	OVER 120
		RECEIVABLE	DAYS	DAYS	DAYS	DAYS	DAYS
Date of filing:	12/17/02	486,561	486,011	0	0	0	550
% of Total		100%	99.89%	0.00%	0.00%	0.00%	0.11%

Month:	12/31/02	241,561	241,011	0	0	0	550
% of Total		100%	99.77%	0.00%	0.00%	0.00%	0.23%

Month:	01/31/03	107,482	4,500	102,432	0	0	550
% of Total		100%	4.19%	95.30%	0.00%	0.00%	0.51%

Month:	02/28/03	107,482	0	4,500	102,432	0	550
% of Total		100%	0.00%	4.19%	95.30%	0.00%	0.51%

Month:	03/31/03	0	0	0	0	0	0
% of Total		100%	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

Month:	04/30/03	0	0	0	0	0	0
% of Total		100%	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

Month:	05/31/03	0	0	0	0	0	0
% of Total		100%	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

CASE NAME: Restoragen, Inc	SCHEDULE OF FIXED ASSETS	SCHEDULE B
CASE NUMBER: 02-83998

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	12/31/02	01/31/03	02/28/03	03/31/03	04/30/03	05/31/03
FIXED ASSETS:
Buildings	0	0	0
Land	0	0	0
Improvements	0	0	0
Office Furniture	0	0	0
Office Equipment	0	0	0
Computer Equipment	15,876	15,876	15,876
Shop Machinery	0	0	0
Shop Equipment	0	0	0
Automobiles	0	0	0
Vans	0	0	0
Trucks	0	0	0
Trailers	0	0	0
Heavy Equipment	0	0	0
Other Vehicles	0	0	0
Major Tools	0	0	0
Boat & Airplane	0	0	0
Warehouse Equipment	0	0	0
Other	0	0	0

TOTAL FIXED ASSETS	15,876	15,876	15,876	0	0	0

CASE NAME: Restoragen, Inc	SCHEDULE OF POST PETITION DEBT	SCHEDULE C
CASE NUMBER: 02-83998

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	12/31/02	01/31/03	02/28/03	03/31/03	04/30/03	05/31/03
TRADE ACCOUNTS PAYABLE	257,917	412,813	269,367

TAXES PAYABLE:
Federal Payroll Taxes
State Payroll Taxes
State Sales Taxes
Local Payroll Taxes
Real Estate & Pers. Prop. Taxes
Other:

TOTAL TAXES PAYABLE	0	0	0	0	0	0

OTHER LIABILITIES:
Post Petition Secured Debt
Accrued Interest Payable	45,605	154,355	263,105
Other Accrued Liabilities
Redeemable Stock Dividend	7,344	14,688	22,032

TOTAL OTHER LIABILITIES	52,949	169,043	285,137	0	0	0

TOTAL POST PETITION DEBT	310,866	581,856	554,504	0	0	0

CASE NAME: Restoragen, Inc	(revised 3-94)
CASE NUMBER: 02-83998	Schedule D

SUMMARY  OF  SIGNIFICANT  ITEMS

Month of February 2003

1.  Insurance Coverage

	Carrier/agent Name	Amount of Coverage	Policy Expiration Date	Premium Paid thru Date
Workers’ Compensation	Cincinnati Ins	100,000	8/1/03	4/30/03
General Liability	Cincinnati Ins	1,000,000	8/1/03	4/30/03
Excess Liability	Cincinnati Ins	1,000,000	8/1/03	4/30/03
Other(specify)
Directors & Officers	Twin City Fire Ins	5,000,000	9/1/03	9/1/03
Directors & Officers	XL Speciality	5,000,000	9/1/03	9/1/03
Directors & Officers	Houston Casualty	5,000,000	9/1/03	9/1/03
Directors & Officers	Royal Indemnity	5,000,000	9/1/03	9/1/03
Directors & Officers	Lumbermens	5,000,000	9/1/03	9/1/03
Clinical Trial	Lexington	4,000,000	8/14/03	8/14/03
Health	United Healthcare		9/30/03	9/30/03
Dental	Ameritas		9/30/03	9/30/03
Disability	Jefferson Pilot		6/30/03	2/28/03

2.  Statement of Payments of Secured Creditors

(list all payments made to secured creditors during the month & the purpose for such payment, i.e. Court ordered adequate protection cash collateral payments)

Payee	Description	Amount Paid this Month	Total Paid Post petition

n/a

3.  Tax Payments Made This Month  (Not Accruals)  (attach copies of tax receipts or checks)

	Date Paid	Amount Paid	Post Petition Taxes Still Unpaid(agrees to Sch. C)
Federal Payroll W/H Taxes	2/28/03	55,941
Social Security Taxes	2/28/03	7,394
Fed. Unemployment Taxes	2/28/03	0
State Payroll W/H Taxes	2/28/03	10,625
State Unemployment Ins	2/28/03	5
State Disability Ins	2/28/03	0
Other - Medicare Taxes	2/28/03	5,078

CASE NAME: Restoragen, Inc	revised 10-96
CASE NUMBER: 02-83998	Schedule D

SUMMARY  OF  SIGNIFICANT  ITEMS

Month of  February 2003

4.  Compensation Payments Made This Month (Not Accruals) - includes expense reimbursments

(List all payments made to owners of proprietorships; partners of partnerships; officers, directors and shareholders of corporations)

Name	Amount	Date of Court Order Authorizing Payment
David Hathaway	26,867	Includes court approved base salary,
Ashleigh Palmer	73,541	bonus for completing the Amylin
Roberta Schneider	29,101	transaction and reimbursed business expenses.
David Walker	47,917
Fred Wagner	2,022

5.  Payments Made This Month To Professionals (Not Accruals)

Professional	Amount	Date of Court Order Authorizing Payment
Attorney(s)
Accountant(s)
Management Co.(s)
Appraiser(s)
Other (specify)

6.  Record of Disbursement and Payment of Quarterly Fees

Period	*Total	Quarterly	Quarterly	Date	Amount	Check
Ending	Disbursements	Totals	Fee **	Paid	Paid	Number
January 03	526,593
Feb-03	416,464
March	$	$			$
April	$
May	$
June	$	$			$
July	$
August	$
September	$	$			$
October	$
November	$
December 02	$132,964	$132,964	$250	Jan 24 2003	$250	12283

*  Each month list the total money spent for all purposes.  At the end of the quarter, add the monthly totals.  This is the amount used to compute the quarterly fee due the U.S. Trustee, from the table below.

**Effective 10-01-96  [$-0- to $14,999.99 = $250.00]......[$15,000 to $74,999.99 =

$500.00]......[$75,000 to  $149,999.99 = $750.00]......[$150,000 to $224,999.99 =

$1,250.00]......[$225,000 to $299,999.99 = $1,500.00]......[$300,000 to $999,999.99 =

$3,750.00]......[$1,000,000 to $1,999,999.99 = $5,000.00]......[$2,000,000 to $2,999,999.99 =

$7,500.00]......$3,000,000 to $4,999,999.99 = $8,000.00]......[$5,000,000 or more = $10,000.00]

Other Expenses — Feb 2003 ($)

Accounting Expenses	1,970
Amortization of Finance Charges	20,833
Bank Fees	13
Board Meeting Expense	4,000
Clinical Trials	519
Computer Expense	944
Consulting	5,221
Franchise Tax	110
Group Insurance	2,861
Lab Expense/Supplies	148
Liability Insurance	24,995
Office Expense	305
Outside Services	1,238
Payroll Processing	884
Payroll Taxes	6,102
Personal Property Expense	185
Postage	547
Security	(322)
Telephone	760
Utilities	71

Total	71,384

Liability Recap	Taxes Debited	Federal Income Tax	55,940.86
		Earned Income Credit Advances	.00
		Social Security — EE	3,697.22
		Social Security — ER	3,697.22
		Social Security Adj — EE	.00
		Medicare — EE	2,538.83
		Medicare — ER	2,538.82
		Medicare Adj — EE	.00
		Federal Unemployment Tax	.00
		State Income Tax	10,625,14
		State Unemployment Insurance — EE	5.25
		State Unemployment/Disability Ins — ER	.00
		State Unemployment Insurance Adj — EE	.00
		State Disability Insurance — EE	.00
		State Disability Insurance Adj — EE	.00
		Workers’ Benefit Fund Assessment — EE	.00
		Workers’ Benefit Fund Assessment — ER	.00
		Local Income Tax	.00
		School District Tax	.00
		Total Taxes Debited	Account Number 180127	79,043.34
	Other Transfers	401K	Account Number 180127	6,468.75
		ADP Direct Deposit	Account Number 180127	95,814.94		Total Liability
		Total Amount Debited from your Accounts			181,327.03	181,327.03
	Bank Debits and Other Liability	Checks		.00		181,327.03
		Adjustments/Prepay/Voids		.00		181,327.03
	Taxes — Your Responsibility	None This Payroll
						181,327.03

175,090,99 +
3,697.22 +
2,538.82 +
.00 +
.00 +

181,327.03 *